Exhibit 10.1

EXECUTION VERSION

AMENDMENT AGREEMENT

AMENDMENT AGREEMENT, dated as of October 25, 2010 (together with the Exhibits hereto, this “Amendment Agreement”), to the CREDIT AGREEMENT dated as of December 30, 2005 (as amended, supplemented or modified prior to the effectiveness of this Agreement, the “Existing Credit Agreement”), by and among SOUTHERN GRAPHIC SYSTEMS - CANADA, CO./SYSTEMES GRAPHIQUES SOUTHERN – CANADA, CO., an unlimited liability company organized under the laws of Nova Scotia (“Canadian Borrower”), SGS INTERNATIONAL, INC., a Delaware corporation (“US Borrower”, and together with Canadian Borrower, the “Borrowers” and each individually, a “Borrower”), the guarantors from time to time party thereto, the lending institutions from time to time party thereto, UBS SECURITIES LLC and LEHMAN BROTHERS INC., as joint lead arrangers, UBS SECURITIES LLC, as syndication agent, CIT LENDING SERVICES CORPORATION, as documentation agent, UBS LOAN FINANCE LLC, as swingline lender, UBS AG, STAMFORD BRANCH, as issuing bank, as US administrative agent (in such capacity, “US Administrative Agent”), as US collateral agent (in such capacity, “US Collateral Agent”) and as Canadian collateral agent (in such capacity, “Canadian Collateral Agent” and, together with US Collateral Agent, the “Collateral Agents”), and PNC BANK, NATIONAL ASSOCIATION, as Successor to National City Bank, as Canadian administrative agent (in such capacity, “Existing Canadian Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

A. The Borrowers have requested that the Existing Credit Agreement be amended to, among other things, (i) extend the maturity date of a portion of the Term Loans and Acquisition Loans, (ii) extend the maturity date of a portion of the Revolving Commitments, (iii) increase the aggregate principal amount of the Revolving Commitments and (iv) effect certain other changes as set forth in the Restated Credit Agreement (as defined below).

B. Each Lender with an outstanding Acquisition Loan (an “Existing Acquisition Lender”) that executes and delivers a signature page to this Amendment Agreement specifically consenting to be an “Extending Acquisition Lender” (an “Extending Acquisition Lender”) will be deemed upon the Restatement Date (as defined below) to have agreed to the terms of this Amendment Agreement and to the amendment and restatement of the Existing Credit Agreement effected hereby and be deemed to have a Tranche B Acquisition Commitment (as defined in the Restated Credit Agreement) to make Tranche B Acquisition Loans (as defined in the Restated Credit Agreement) in the principal amount set forth on such signature page, which principal amount may comprise all or a portion of the outstanding principal amount of such Existing Acquisition Lender’s outstanding Acquisition Loans immediately prior to the Restatement Date (“Existing Acquisition Loans”). Each Existing Acquisition Lender that executes and delivers this Amendment Agreement not specifically as an Extending Acquisition Lender shall be deemed to have agreed to this Amendment Agreement and to the amendment and restatement of the Existing Credit Agreement effected hereby, but will not be deemed by virtue of such execution and delivery to have undertaken any Tranche B Acquisition Commitment.

C. Each Lender with an outstanding US Term Loan (an “Existing US Term Lender”) that executes and delivers a signature page to this Amendment Agreement specifically consenting to be an “Extending US Term Lender” (an “Extending US Term Lender”) will be deemed upon the Restatement Date to have agreed to the terms of this Amendment Agreement and to the amendment and restatement of the Existing Credit Agreement effected hereby and be deemed to have an US Tranche B Term Commitment (as defined in the Restated Credit Agreement) to make US Tranche B Term Loans (as defined in the Restated Credit Agreement) in the principal amount set forth on such signature page, which principal amount may comprise all or a portion of the outstanding principal amount of such Existing US Term Lender’s outstanding US Term Loans immediately prior to the Restatement Date (“Existing US Term Loans”). Each Existing US Term Lender that executes and delivers this Amendment Agreement not specifically as an Extending US Term Lender shall be deemed to have agreed to this Amendment Agreement and to the amendment and restatement of the Existing Credit Agreement effected hereby, but will not be deemed by virtue of such execution and delivery to have undertaken any US Tranche B Term Commitment.

D. Each Lender with an outstanding Canadian Term Loan (an “Existing Canadian Term Lender”) that executes and delivers a signature page to this Amendment Agreement specifically consenting to be an “Extending Canadian Term Lender” (an “Extending Canadian Term Lender”) will be deemed upon the Restatement Date to have agreed to the terms of this Amendment Agreement and to the amendment and restatement of the Existing Credit Agreement effected hereby and be deemed to have a Canadian Tranche B Term Commitment (as defined in the Restated Credit Agreement) to make Canadian Tranche B Term Loans (as defined in the Restated Credit Agreement) in the principal amount set forth on such signature page, which principal amount may comprise all or a portion of the outstanding principal amount of such Existing Canadian Term Lender’s outstanding Canadian Term Loans immediately prior to the Restatement Date (“Existing Canadian Term Loans”). Each Existing Canadian Term Lender that executes and delivers this Amendment Agreement not specifically as an Extending Canadian Term Lender shall be deemed to have agreed to this Amendment Agreement and to the amendment and restatement of the Existing Credit Agreement effected hereby, but will not be deemed by virtue of such execution and delivery to have undertaken any Canadian Tranche B Term Commitment.

E. Each Lender with an outstanding UK Term Loan (an “Existing UK Term Lender”) that executes and delivers a signature page to this Amendment Agreement specifically consenting to be an “Extending UK Term Lender” (an “Extending UK Term Lender”) will be deemed upon the Restatement Date to have agreed to the terms of this Amendment Agreement and to the amendment and restatement of the Existing Credit Agreement effected hereby and be deemed to have a UK Tranche B Term Commitment (as defined in the Restated Credit Agreement) to make UK Tranche B Term Loans (as defined in the Restated Credit Agreement) in the principal amount set forth on such signature page, which principal amount may comprise all or a portion of the outstanding principal amount of such Existing UK Term Lender’s outstanding UK Term Loans immediately prior to the Restatement Date (“Existing UK Term Loans”). Each Existing UK Term Lender that executes and delivers this Amendment Agreement not specifically as an Extending UK Term Lender shall be deemed to have agreed to this Amendment Agreement and to the amendment and restatement of the Existing Credit Agreement effected hereby, but will not be deemed by virtue of such execution and delivery to have undertaken any UK Tranche B Term Commitment.

F. Each Lender with an outstanding Revolving Commitment (an “Existing Revolving Lender”) that executes and delivers a signature page to this Amendment Agreement specifically consenting to be a “Tranche B Revolving Lender” (an “Extending Revolving Lender”) will be deemed upon the Restatement Date to have agreed to the terms of this Amendment Agreement and to the amendment and restatement of the Existing Credit Agreement effected hereby and to have a Tranche B Revolving Commitment (as defined in the Restated Credit Agreement) to make Tranche B Revolving Loans (as defined in the Restated Credit Agreement) in the principal amount set forth on such signature page, which principal amount may comprise all, a portion of or an increase to the aggregate principal amount of such Existing Revolving Lender’s existing Revolving Commitment immediately prior to the Restatement Date (“Existing Revolving Commitment”). Each Existing Revolving Lender that executes and delivers this Amendment Agreement solely in the capacity as an Existing Revolving Lender and not specifically as an Extending Revolving Lender shall be deemed to have agreed to this Amendment Agreement and to the amendment and restatement of the Existing Credit Agreement effected hereby, but will not be deemed by virtue of such execution and delivery to have undertaken any Tranche B Revolving Commitment.

G. A Lender that is not an Existing Revolving Lender that executes a signature page to this Amendment Agreement specifically consenting to be a “Tranche B Revolving Lender” (a “New Revolving Lender”, and together with the Extending Revolving Lenders, the “Tranche B Revolving Lenders”) under the Restated Credit Agreement will be deemed upon the Restatement Date to have agreed to the terms of this Amendment Agreement and to have a Tranche B Revolving Commitment to make Tranche B Revolving Loans in the principal amount set forth on its signature page.

H. The Required Lenders and the Required Class Lenders with respect to Term Loans, Revolving Loans and Acquisition Loans are willing to effect the amendments set forth herein (including in Exhibit A), the Extending Acquisition Lenders are willing to make Tranche B Acquisition Loans as contemplated hereby and by the Restated Credit Agreement, the Extending US Term Lenders are willing to make US Tranche B Term Loans as contemplated hereby and by the Restated Credit Agreement, the Extending Canadian Term Lenders are willing to make Canadian Tranche B Term Loans as contemplated hereby and by the Restated Credit Agreement, the Extending UK Term Lenders are willing to make UK Tranche B Term Loans as contemplated hereby and by the Restated Credit Agreement, and the Tranche B Revolving Lenders are willing to make Tranche B Revolving Loans as contemplated hereby and by the Restated Credit Agreement, in each case, on the terms and subject to the conditions of this Amendment Agreement and the Restated Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment to the Existing Credit Agreement. The parties hereto agree that the Existing Credit Agreement (and any exhibits and schedules thereto) shall be amended on the Restatement Date such that, on the Restatement Date, the terms set forth in the Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Restated Credit Agreement”) shall replace the terms of the Existing Credit Agreement.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment Agreement, the Borrowers represent and warrant to each of the Lenders, the Administrative Agents and the Collateral Agents (in each case, as defined in both the Existing Credit Agreement and the Restated Credit Agreement) that, as of the Restatement Date:

(a) This Amendment Agreement has been duly authorized, executed and delivered by the Borrowers and this Amendment Agreement and the Restated Credit Agreement constitutes each of the Borrowers’ legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(b) The representations and warranties set forth in Section 3 of the Restated Credit Agreement are, after giving effect to this Amendment Agreement, true and correct in all material respects on and as of the Restatement Date, except where such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

(c) No Default or Event of Default has occurred and is continuing.

SECTION 3. Tranche B Acquisition Loans. (a) Subject to the terms and conditions set forth herein, each Extending Acquisition Lender shall be deemed to have made (via conversion of Existing Acquisition Loans) Tranche B Acquisition Loans to the US Borrower in Dollars on the Restatement Date in amounts equal to its Tranche B Acquisition Commitment. The conversion undertakings of the Extending Acquisition Lenders are several and no such Lender shall be responsible for any other Lender’s failure to make by conversion any Tranche B Acquisition Loans.

(b) All Borrowings of Tranche B Acquisition Loans deemed made on the Restatement Date will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the Existing Acquisition Loans so converted.

SECTION 4. US Tranche B Term Loans. (a) Subject to the terms and conditions set forth herein, each Extending US Term Lender shall be deemed to have made (via conversion of Existing US Term Loans) US Tranche B Term Loans to the US Borrower in Dollars on the Restatement Date in amounts equal to its US Tranche B Term Commitment. The conversion undertakings of the Extending US Term Lenders are several and no such Lender shall be responsible for any other Lender’s failure to make by conversion any US Tranche B Term Loans.

(b) All Borrowings of US Tranche B Term Loans deemed made on the Restatement Date will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the Existing US Term Loans so converted.

SECTION 5. Canadian Tranche B Term Loans. (a) Subject to the terms and conditions set forth herein, each Extending Canadian Term Lender shall be deemed to have made (via conversion of Existing Canadian Term Loans) Canadian Tranche B Term Loans to the Canadian Borrower in Canadian dollars on the Restatement Date in amounts equal to its Canadian Tranche B Term Commitment. The conversion undertakings of the Extending Canadian Term Lenders are several and no such Lender shall be responsible for any other Lender’s failure to make by conversion any Canadian Tranche B Term Loans.

(b) All Borrowings of Canadian Tranche B Term Loans deemed made on the Restatement Date will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the Existing Canadian Term Loans so converted.

SECTION 6. UK Tranche B Term Loans. (a) Subject to the terms and conditions set forth herein, each Extending UK Term Lender shall be deemed to have made (via conversion of Existing UK Term Loans) UK Tranche B Term Loans to the US Borrower in GBP on the Restatement Date in amounts equal to its UK Tranche B Term Commitment. The conversion undertakings of the Extending UK Term Lenders are several and no such Lender shall be responsible for any other Lender’s failure to make by conversion any UK Tranche B Term Loans.

(b) All Borrowings of UK Tranche B Term Loans deemed made on the Restatement Date will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the Existing UK Term Loans so converted.

SECTION 7. Tranche B Revolving Commitments. (a) Subject to the terms and conditions set forth herein, each Extending Revolving Lender agrees to make Tranche B Revolving Loans on and after the Restatement Date in amounts equal to its Tranche B Revolving Commitment.

(b) On the Restatement Date the Existing Revolving Commitment of each Extending Revolving Lender shall be converted into a Tranche B Revolving Commitment of such Extending Revolving Lender in a principal amount equal to such Extending Revolving Lender’s Tranche B Revolving Commitment. The conversion undertakings of the Extending Revolving Lenders are several and no such Lender shall be responsible for any other Lender’s failure to make by conversion any Tranche B Revolving Commitments.

(c) Subject to the terms and conditions set forth herein, each New Revolving Lender agrees to make Tranche B Revolving Commitments on the Restatement Date in amounts equal to its Tranche B Revolving Commitment.

SECTION 8. Effectiveness of Amendment Agreement. The effectiveness of this Amendment Agreement, the obligations of each Extending Acquisition Lender to make Tranche B Acquisition Loans, the obligations of each Extending US Term Lender to make US Tranche B Term Loans, the obligations of each Extending Canadian Term Lender to make Canadian Tranche B Term Loans, the obligations of each Extending UK Term Lender to make UK Tranche B Term Loans and the obligations of each Tranche B Revolving Lender to make Tranche B Revolving Loans and the occurrence of the Restatement Date are subject to the satisfaction or waiver of the following conditions (the date on which such conditions are satisfied or waived, the “Restatement Date”):

(a) Loan Documents. The Administrative Agents shall have received:

(i) duly executed counterparts to this Amendment Agreement that, when taken together, bear the signatures of (v) the Borrowers (and acknowledged by the Guarantors), (w) the Required Lenders, (x) Required Class Lenders with respect to Term Loans, Revolving Loans and Acquisition Loans and (y) Extending Acquisition Lenders, Extending US Term Lenders, Extending Canadian Term Lenders and Extending UK Term Lenders who together have committed to provide Tranche B Acquisition Loans, US Tranche B Term Loans, Canadian Tranche B Term Loans and UK Tranche B Term Loans in an aggregate principal amount of not less than $83,000,000.

(ii) a duly completed and executed Perfection Certificate dated as of the Restatement Date.

(b) Corporate Documents. Except as otherwise provided in the exhibits hereto, the Administrative Agents shall have received:

(i) a certificate of the secretary or assistant secretary of each Loan Party dated the Restatement Date, certifying (A) that attached thereto is a true and complete copy of each Organizational Document of such Loan Party certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its organization (or other applicable Governmental Authority), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors and/or partners meetings of such Loan Party (and, in the case of each Loan Party incorporated under the laws of England and Wales, resolutions of its shareholders) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of Borrowers, the borrowings under the Restated Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the secretary executing the certificate in this clause (i) if a certification as to incumbency is a relevant concept in such Loan Party’s jurisdiction of organization, incorporation or formation, as the case may be);

(ii) a certificate as to the good standing or status (or other foreign equivalent thereof if a certificate of good standing or status is a relevant concept) of each Loan Party (other than Mexican Opco) (in so-called “long-form” if available) as of a recent date, from such Secretary of State (or other applicable Governmental Authority); and

(iii) such other documents as the Administrative Agents may reasonably request.

(c) Projections. The Lenders shall have received and shall be satisfied with the forecasts of the financial performance of US Borrower and its Subsidiaries described in Section 3.04(c) of the Restated Credit Agreement.

(d) Opinion of Special Counsel. The Administrative Agents shall have received a favorable written opinion of Dechert LLP, special counsel for the Loan Parties, covering this Amendment Agreement, the Restated Credit Agreement and such other matters relating to the Loan Documents and the Transactions (in each case, as defined in the Restated Credit Agreement) as the Administrative Agents shall reasonably request.

(e) Solvency Certificate. The Administrative Agents shall have received a solvency certificate substantially in the form of Exhibit O to the Restated Credit Agreement (or otherwise in a form reasonably satisfactory to the Administrative Agents), dated the Restatement Date and signed by a Financial Officer of Borrowers.

(f) Fees. The Arranger and Agents (in each case as defined in the Restated Credit Agreement) shall have received all fees and other amounts due and payable on or prior to the Restatement Date, including, (i) a consent fee equal to 0.10% of the aggregate principal amount of the Loans and the Commitments of the Lenders that executed and delivered a signature page to this Amendment Agreement, which consent fee shall be non-refundable and fully earned on the Restatement Date and shared ratably with such Lenders, and (ii) to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable legal fees and expenses of Latham & Watkins LLP, special counsel to the Agents, and the reasonable fees and expenses of any local counsel or foreign counsel) required to be reimbursed or paid by Borrowers hereunder, under any Loan Document or under the Existing Credit Agreement.

(g) US Personal Property Requirements. The US Collateral Agent shall have received:

(i) the Omnibus Reaffirmation and Amendment, dated as of October 25, 2010, by US Borrower, Southern Graphics, Inc., Southern Graphic Systems, Inc., Project Dove Holdco, Inc. and US Collateral Agent, in form and substance reasonably satisfactory to US Collateral Agent;

(ii) as requested by the US Collateral Agent, and except as otherwise provided in Schedule 5.14 to the Restated Credit Agreement, UCC financing statements and short-form security agreements for filing with the United States Patent and Trademark Office and United States Copyright Office, or amendments or supplements to the existing UCC financing statements and short-form security agreements; and

(iii) certified copies of UCC and tax lien searches in the jurisdictions requested by US Collateral Agent and United States Patent and Trademark Office and United States Copyright Office searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Loan Party as debtor (and any duly-executed or authorized termination statements or instruments requested by the US Collateral Agent).

(h) Post Closing Requirements. The Administrative Agents shall have received (i) the agreements, documents and other items set forth on Exhibit B hereto (collectively, the “Real Property Requirements”), (ii) the agreements, documents and other items set forth on

Exhibit C hereto (collectively, the “Canadian Requirements”), (iii) the agreements, documents and other items set forth on Exhibit D hereto (collectively, the “Mexican Requirements”) and (iv) the agreements, documents and other items set forth on Exhibit E hereto (collectively, the “UK Requirements”), in each case within the time periods set forth therein

SECTION 9. Resignation and Appointment of Canadian Administrative Agent.

(a) Upon the receipt by US Administrative Agent of (x) all of the signature pages described in Section 8(a)(i) hereof and (y) a duly executed counterpart of this Agreement from the Existing Canadian Administrative Agent and the Successor Canadian Administrative Agent (as hereinafter defined) (which condition shall be deemed satisfied on the Restatement Date immediately prior to the satisfaction or waiver of all of the other conditions precedent set forth in Section 8), (i) the Existing Canadian Administrative Agent hereby resigns as the Canadian Administrative Agent as provided under Section 9.06 of the Existing Credit Agreement and shall have no further obligations under the Loan Documents, (ii) the Required Lenders hereby appoint, and the Borrowers hereby approve and accept the appointment of, UBS AG, Stamford Branch (in its individual capacity, “UBS”) as successor Administrative Agent (in such capacity, the “Successor Canadian Administrative Agent”, and together with the US Administrative Agent, the “Administrative Agents”), and (iv) UBS hereby accepts such appointment as Successor Canadian Administrative Agent pursuant to Section 9.06 of the Existing Credit Agreement. From and after the Restatement Date, each of the parties hereto agrees that (1) the Successor Canadian Administrative Agent is hereby vested with all the rights, powers, discretions and privileges of the Existing Canadian Administrative Agent, and the Successor Canadian Administrative Agent assumes the duties of the Existing Canadian Administrative Agent, (2) all references in the Existing Credit Agreement and the other Loan Documents to the term “Canadian Administrative Agent” shall mean or include, as applicable, UBS as successor Canadian Administrative Agent, (3) National City Bank is discharged from all of its duties and obligations as the Existing Canadian Administrative Agent under the Existing Credit Agreement and the other Loan Documents, and (4) the Borrowers are discharged from all of their duties and obligations to the Existing Canadian Administrative Agent under that certain Canadian Administrative Agent Fee Letter, dated as of December 30, 2005, among SGS International, Inc., UBS Loan Finance LLC, UBS Securities LLC and National City Bank, which is terminated as of the Restatement Date and of no further force and effect.

(b) Each of the Borrowers and Guarantors agrees to execute all documents necessary or appropriate to evidence the appointment of UBS as the Successor Canadian Administrative Agent. The Existing Canadian Administrative Agent agrees that, on or following the Effective Date, it shall promptly take all actions reasonably requested by the Successor Canadian Administrative Agent or its representative to carry out the intent of this Section 9.

SECTION 10. Lender Authorization. Each Lender that executes this Amendment Agreement in any capacity authorizes and instructs the Administrative Agents and the Collateral Agents to enter into the Restated Credit Agreement and any and all additional Security Documents (as defined in the Restated Credit Agreement) or other agreements or documents contemplated hereunder or in the Restated Credit Agreement as an Administrative Agent or a Collateral Agent, as applicable, on such Lender’s behalf.

SECTION 11. Effect of Amendment.

(a) Except as expressly set forth herein or in the Restated Credit Agreement, this Amendment Agreement and the Restated Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agents or the Collateral Agents under the Existing Credit Agreement, the Restated Credit Agreement or any other Loan Document (as defined in both the Existing Credit Agreement and Restated Credit Agreement), and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or the Restated Credit Agreement or any other provision of the Existing Credit Agreement, the Restated Credit Agreement or of any other Loan Document (as defined in both the Existing Credit Agreement and Restated Credit Agreement), all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party or any other person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Restated Credit Agreement or any other Loan Document (as defined in both the Existing Credit Agreement and Restated Credit Agreement) in similar or different circumstances.

(b) On the Restatement Date, the Existing Credit Agreement shall be amended and restated in the form of the Restated Credit Agreement attached hereto as Exhibit A. The parties hereto acknowledge and agree that (i) this Amendment Agreement, the Restated Credit Agreement and any other Loan Documents (as defined in the Restated Credit Agreement) executed and delivered in connection herewith do not constitute a novation, or termination of the “Obligations” (as defined in the Loan Documents (as defined in the Existing Credit Agreement)) under the Existing Credit Agreement as in effect prior to the Restatement Date; (ii) such “Obligations” are in all respects continuing (as amended and restated by the Restated Credit Agreement) with only the terms thereof being modified to the extent provided in the Restated Credit Agreement; and (iii) the Liens and security interests as granted under the Security Documents securing payment of such “Obligations” are in all such respects continuing in full force and effect and secure the payments of the “Obligations”.

(c) This Amendment Agreement shall constitute a Loan Document for all purposes of the Restated Credit Agreement and shall be administered and construed pursuant to the terms of the Restated Credit Agreement.

SECTION 12. Costs and Expenses. The Borrowers agree to reimburse the Administrative Agents, the Collateral Agents and their respective Affiliates for their respective reasonable out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agents and/or the Collateral Agents.

SECTION 13. Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 14. Severability. Any provision of this Amendment Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 15. Applicable Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 16. Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective officers as of the day and year first above written.

US BORROWER:

SGS INTERNATIONAL, INC.

By:	/s/ Henry R. Baughman
Name: Henry Baughman
Title:

CANADIAN BORROWER:

SOUTHERN GRAPHIC SYSTEMS - CANADA, CO./SYSTEMES GRAPHIQUES SOUTHERN – CANADA, CO.

By:	/s/ Henry R. Baughman
Name: Henry Baughman
Title:

ACKNOWLEDGED:

SOUTHERN GRAPHICS, INC.

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

SGS PACKAGING EUROPE HOLDINGS LIMITED

By:	/s/ Luca Naccarato

Name:	Luca Naccarato
Title:

[Signature Page to Amendment Agreement to the SGS Credit Agreement]

SOUTHERN GRAPHIC SYSTEMS MEXICO, S. DE R.L. DE C.V.

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

SOUTHERN GRAPHIC SYSTEMS, INC.

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

PROJECT DOVE HOLDCO, INC.

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

PROJECT DOVE MANITOBA, LP

By:	/s/ Henry R. Baughman

Name:	Henry Baughman, as Vice President
Title:	of Project Dove Holdco, Inc., its General Partner

SGS ASIA PACIFIC LIMITED

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

SGS PACKAGING NETHERLANDS B.V.

By:	/s/ Henry R. Baughman

Name:	Henry Baughman
Title:

SGS PACKAGING EUROPE LIMITED

By:	/s/ Luca Naccarato

Name:	Luca Naccarato
Title:

[Signature Page to Amendment Agreement to the SGS Credit Agreement]

MCG GRAPHICS LIMITED

By:	/s/ Luca Naccarato

Name:	Luca Naccarato
Title:

[Signature Page to Amendment Agreement to the SGS Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Successor to National City Bank,
as Existing Canadian Administrative Agent

By:	/s/ James Ritchie
Name: James Ritchie
Title: EVP

[Signature Page to Amendment Agreement to the SGS Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Successor Canadian Administrative Agent

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

[Signature Page to Amendment Agreement to the SGS Credit Agreement]

Upon execution and delivery hereof, the undersigned (i) agrees to and becomes a party to the Amendment Agreement to which this signature page is attached, (ii) if a New Revolving Lender, becomes a Lender for all purposes under the Restated Credit Agreement, including the provisions of Section 9.01 thereof, with the Commitments (as defined in the Restated Credit Agreement) set forth below and (iii) if an Existing Revolving Lender electing to increase its Existing Revolving Commitment, has the Commitments (as defined in the Restated Credit Agreement) under the Restated Credit Agreement set forth below.

[Name of Institution]

Amount of Existing Acquisition Loans:	$
Amount of Existing US Term Loans:	$
Amount of Existing Canadian Term Loans:	Can$
Amount of Existing UK Term Loans:	£
Amount of Existing Revolving Commitment:	$
Amount of existing Canadian Revolving Commitment:	$

☐	Mark this box to indicate written consent to this Amendment Agreement with respect to the entire principal amount of loans and commitments set forth above (not applicable for New Revolving Lenders)

☐	Mark this box to consent to be an Extending Acquisition Lender
	Amount of Tranche B Acquisition Commitment:	$
☐	Mark this box to consent to be an Extending US Term Lender
	Amount of US Tranche B Term Commitment:	$
☐	Mark this box to consent to be an Extending Canadian Term Lender
	Amount of Canadian Tranche B Term Commitment:	Can$
☐	Mark this box to consent to be an Extending UK Term Lender
	Amount of UK Tranche B Term Commitment:	£
☐	Mark this box to be a Tranche B Revolving Lender
	Amount of Tranche B Revolving Commitment:	$
	Amount of Canadian Tranche B Revolving Commitment:	$

[Name of Institution]

By
Name:
Title:

For any Lender requiring a second signature line:

By
Name:
Title:

Notice Address (for New Revolving Lenders only): [ ]
[ ]
[ ]
Attention:	[ ]
Telephone:	[ ]
Facsimile:	[ ]

EXHIBIT A

TO THE AMENDMENT AGREEMENT

Restated Credit Agreement

See attached.

[Filed as a separate Exhibit]

EXHIBIT B

TO THE AMENDMENT AGREEMENT

Real Property Requirements

Within thirty (30) days of the Restatement Date (or such later date consented to by the US Collateral Agent in its reasonable discretion), the US Collateral Agent shall have received:

1. A fully executed amendment to each existing Mortgage in form and substance reasonably satisfactory to such Collateral Agent;

2. Date-down title insurance endorsements with respect to each title insurance policy insuring the existing Mortgages;

3. Evidence reasonably acceptable to US Collateral Agent of payment by or on behalf of Borrowers of all title insurance premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the amendments to the existing Mortgages and issuance of the endorsements to the title policies referred to above; and

4. Favorable written opinions of local counsel to the Loan Parties in Michigan, Kentucky and Louisiana covering the applicable amendments to the existing Mortgages and matters relating thereto as the US Collateral Agent shall reasonably request.

EXHIBIT C

TO THE AMENDMENT AGREEMENT

Canadian Requirements

Within fourteen (14) days of the Restatement Date (or such later date consented to by the Canadian Administrative Agent in its reasonable discretion), the Canadian Administrative Agent shall have received:

1.	An Intellectual Property Security Confirmation executed by Southern Graphic Systems – Canada, Co./Systemes Graphiques Southern – Canada, Co. in favour of UBS AG, Stamford Branch;

2.	A Secretary’s Certificate of Southern Graphic Systems – Canada, Co./Systemes Graphiques Southern – Canada, Co., attaching:

a.	certificate of incorporation;

b.	memorandum and articles of association;

c.	certificate of Status;

d.	authorizing resolutions; and

e.	incumbency certificate;

3.	A Secretary’s Certificate of Project Dove Holdco, Inc., in its capacity as general partner of Project Dove Manitoba LP, attaching:

a.	registration of the limited partnership;

b.	limited partnership agreement; and

c.	authorizing resolutions;

4.	An Opinion of Nova Scotia counsel in respect of Southern Graphic Systems – Canada, Co./Systemes Graphiques Southern – Canada, Co.;

5.	An Opinion of Manitoba counsel in respect of Project Dove Manitoba LP.;

6.	A Certificate of status for Project Dove Manitoba LP in Manitoba;

7.	A Certificate of status (or the equivalent) for Southern Graphic Systems – Canada, Co./Systemes Graphiques Southern – Canada, Co. in Nova Scotia, Ontario and Quebec; and

8.	A Certificate of status for Project Dove Holdco, Inc. in Manitoba.

EXHIBIT D

TO THE AMENDMENT AGREEMENT

Mexican Requirements

1. Within ninety (90) days of the Restatement Date (or such later date consented to by the Canadian Collateral Agent in its reasonable discretion), the Canadian Collateral Agent shall have received:

(a) An Amendment Agreement to the Acknowledgment of Debt Agreement, executed before a Mexican notary public and recorded with the Sole Registry of Movable Collateral (Registro Único de Garantías Mobiliarias);

(b) An Amendment Agreement to the Acknowledgment of Debt and Pledge Without Transfer of Possession Agreement, executed before a Mexican notary public and recorded with the Sole Registry of Movable Collateral (Registro Único de Garantías Mobiliarias);

(c) An Amendment Agreement to the Acknowledgment of Debt and Equity Interests Pledge Agreement, executed before a Mexican notary public and recorded with the Sole Registry of Movable Collateral (Registro Único de Garantías Mobiliarias);

(d) To the extent required by the Canadian Collateral Agent, Apostilled Powers of attorney to be granted by:

(i) Southern Graphic Systems Mexico, for purposes of executing amendment agreements referred to in items 1, 2 and 3 above (jointly, the “Amendment Agreements”);

(ii) SGS International Inc., for purposes of executing the amendments to the: (i) Acknowledgment of Debt Agreement; and (ii) Acknowledgment of Debt and Equity Interests Pledge Agreement; and

(iii) UBS Ag Stamford Branch for purposes of executing the Amendment Agreements;

(e) Certificate of existence or inexistence of liens and/or encumbrances with respect to Pledgor’s commercial folio (Folio Mercantil);

(f) Certificates of the secretary of the Pledgor’s Board of Managers with respect to (i) distribution of partnership interests; and (ii) certified copy of the entry at the partners’ registry book; and

(g) Legal Opinion of Santamarina y Steta, confirming that the Amendments are valid, binding and enforceable under Mexican laws.

2. Within fourteen (14) days of the Restatement Date (or such later date consented to by the Canadian Collateral Agent in its reasonable discretion), the Canadian Collateral Agent shall have received a Certificate of Existence of Mexican Opco.

EXHIBIT E

TO THE AMENDMENT AGREEMENT

UK Requirements

Within fourteen (14) days of the Restatement Date (or such later date consented to by the US Administrative Agent in its reasonable discretion), the applicable Administrative Agent shall have received:

1.	A Supplemental Debenture, executed by each of SGS Packaging Europe Holdings, SGS Packaging Europe, MCG Graphics and Canadian Collateral Agent;

2.	A Supplemental Charge over Shares (Canadian Obligations), executed by SGS International, Inc. and Canadian Collateral Agent;

3.	A Supplemental Charge over Shares (US Obligations), executed by SGS International, Inc. and US Collateral Agent;

4.	A Director’s/formalities certificate for each UK obligor;

5.	The Board minutes for each UK obligor;

6.	A Shareholder resolution for each UK obligor;

7.	Notices relating to Supplemental Debenture;

8.	A Legal opinion of Latham & Watkins LLP; and

9.	Post closing Companies House filings.